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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 22, 2005

                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)

        Massachusetts                 333-114018             04-2955061
 (State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)

     31 Market Street, Ipswich, Massachusetts                  01938
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

      On February 22, 2005, The First National Bank of Ipswich, a national bank (the "Bank") and the wholly-owned subsidiary of First Ipswich Bancorp (the "Company"), entered into a series of agreements with Atlantic Bank of New York, a New York commercial bank ("Atlantic Bank") to purchase the Boston branch of Atlantic Bank located at 31-33 State Street, Boston, Massachusetts (the "Branch"). The transaction is subject to regulatory and other customary approvals and conditions, and is expected to close in the second quarter of 2005.

      The Bank entered into loan purchase agreements with Atlantic Bank and Omega Commercial Mortgage Corp., a Delaware corporation, ("Omega") to acquire loan assets. The Bank agreed to pay a purchase price for the loans approximately equal to the aggregate amount of the unpaid principal balance of the loans and accrued interest. As of December 31, 2004, the amount of loan assets subject to the loan purchase agreements was approximately $47,000,000.

      The Bank also entered into a Purchase and Assumption Agreement with Atlantic Bank to purchase certain assets and assume certain of the deposit and other liabilities of the Branch. The Bank agreed to pay a premium approximately equal to 8% of the deposit liabilities of the Branch. As of December 31, 2004, the amount of the deposit liabilities of the accounts subject to the Purchase and Assumption Agreement was approximately $26,000,000.

      The Bank entered into a Purchase and Sale Agreement with Atlantic Bank to purchase the Branch building. The Bank agreed to pay a purchase price for the building approximately equal to $5,250,000.

      There are no material relationships, other than in respect of this transaction, between the Bank and the Company or any of its affiliates, on the one hand, and Atlantic Bank or any of its affiliates and Omega or any of its affiliates, on the other hand.

      The foregoing descriptions of the agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York.

Exhibit 2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York.

Exhibit 2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp.

Exhibit 2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York.

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                                           -2-

                                        SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FIRST IPSWICH BANCORP

                                          By: /s/ Donald P. Gill
                                              ----------------------
                                              Donald P. Gill
                                              President and C.E.O.
Date: February 28, 2005
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                                           -3-

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

Exhibit 2.1 Purchase and Assumption Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York.

Exhibit 2.2 Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York.

Exhibit 2.3 REIT Loan Purchase Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Omega Commercial Mortgage Corp.

Exhibit 2.4 Purchase and Sale Agreement, dated February 22, 2005, by and between The First National Bank of Ipswich and Atlantic Bank of New York.